Exhibit 32.1

    Certification of the Chief Executive Officer and Chief Financial Officer
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



The undersigned, the Chief Executive Officer and the Chief Financial Officer of GSE Systems, Inc. (the "Company"), each hereby certifies that, to his knowledge, on the date hereof:

     (a) the Quarterly Report on Form 10-Q of the Company for the nine months ended September 30, 2004 filed on the date hereof with the Securities and Exchange Commission (the "Quarterly Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b)  the information  contained in the Quarterly Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.

                                          _____________________________
                                          John V. Moran
                                          Chief Executive Officer
                                          Date: November 12, 2004

                                          _____________________________
                                          Jeffery G. Hough
                                          Senior Vice President and Chief
                                          Financial Officer
                                          Date:  November 12, 2004